UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 2, 2024

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

45 Glover Avenue	Norwalk	Connecticut	06850
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry Into a Material Definitive Agreement.

As previously disclosed, on July 21, 2024, Terex Corporation ("Terex" or the "Company") entered into a Commitment Letter (the "Original Commitment Letter") with UBS Securities LLC ("UBS Securities") and UBS AG, Stamford Branch ("UBS AG" and, together with UBS Securities and their respective affiliates, "UBS") in which UBS committed to provide Terex with an aggregate principal amount of up to $1,545 million (the “Original Commitment”) in connection with the Company’s agreement to acquire the subsidiaries of Dover that own and operate Dover’s Environmental Solutions Group (the “Transaction”). The Transaction, which is subject to regulatory clearance and other customary closing conditions, is targeted to close in the second half of 2024.

On August 2, 2024 the Company, UBS, Bank of America, N.A., BofA Securities, Inc., Barclays Bank PLC, JPMorgan Chase Bank, N.A., BNP PARIBAS, BNP Paribas Securities Corp., HSBC Bank USA, National Association, HSBC Securities (USA) Inc., HSBC UK Bank PLC, Mizhuho Bank, Ltd. and Santander Bank, N.A. entered into an Amended and Restated Commitment Letter that amended and restated the Original Commitment Letter in its entirety and, among other things, provides the Company with (i) the Original Commitment and (ii) senior secured incremental revolving loan commitments in an aggregate amount of $800 million (an increase from the current level of $600 million) which new revolving credit facility will replace the existing revolving credit facility at the closing of the Transaction and will terminate on the fifth anniversary of the closing of the Transaction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2024

TEREX CORPORATION

By: /s/Scott J. Posner
Scott J. Posner
Senior Vice President
General Counsel and
Secretary